Exhibit 10.100

09 OCT. 2003

ACTE D'OUVERTURE DE CREDIT

ENTRE LES SOUSSIGNES :

LA BANQUE OBC - ODIER BUNGENER COURVQISIER, société anonyme au capital de EUR 60.000.000,- dont le siège social est situé à PARIS (75116), immatriculée sous le SIREN 572 025 799 RCS PARIS, représentée par Mademoiselle Catherine HONGNAT, Sous Directeur et Monsieur Rodolphe de KESLING, Sous Directeur, dûment habilités aux fins des présentes, ci-après dénommée la Banque, d'une part,

La société INTER PARFUMS - Société Anonyme au capital de EUR 12 644 952,- dont le siège social est à PARIS (8eme) - 4, rond point des Champs Elysées - immatriculée sous le SIREN 350 219 382 du Registre du Commerce et des Sociétés de PARIS - représentée par Monsieur Philippe BENACIN, dûment habilité aux fins des présentes en sa qualité de Président du Conseil d'Administration, ci-après dénommée le Client, d'autre part,

IL EST CONVENU CE QUI SUIT :

ARTICLE 1 - OUVERTURE DE CREDIT

A la demande du Client, la Banque accorde au Client qui accepte, une ouverture de crédit, d'un montant de EUR 10 000 000,- (dix millions d'euros), destinée à relayer des acquisitions de sociétés à intervenir dans le cadre d'une opération de croissance externe.

La présente ouverture de crédit est utilisable par tirages au débit d'un compte spécialement ouvert à cet effet au nom du client dans les livres de la Banque, ledit compte spécial étant expressément exclu du compte courant que le client entretient par ailleurs avec la Banque. Ce compte spécial constitue un simple instrument comptable et ne produira pas les effets juridiques attaches aux comptes courants.

ARTICLE 2 - DUREE ET AMORTISSEMENTS

Cette ouverture de crédit est utilisable, au gré des besoins du Client, pendant une durée de 6 (six) mois à complet de la signature du présent acte. Les sommes utilisées, à l'expiration de ce délai, devront être remboursées au plus tard dans les 6 (six) mois.

ARTICLE 3 - RENONCIATION PAR ANTICIPATION

Le Client pourra renoncer à tout ou partie du crédit, pour une somme minimum de EUR 2 000 000,- (deux millions d'euros) sauf en cas de solde, et ceci sans pénalité.

Ces renonciations seront définitives et le Client ne pourra pas demander d'autre utilisation du crédit.

ARTICLE 4 - INTERETS - T.E.G.

Les sommes dont le Client sera effectivement débiteur vis-à-vis de la Banque produiront intérêts au Taux Moyen Mensuel du Marché Monétaire s'élevant pour le mois d'août 2003 à 2,11806% l'an majoré de 0,80% l'an, soit 2,91806% l'an, ce taux variant en fonction du taux de référence.

Les intérêts seront décomptés par trimestre civil et à terme échu.

Outre ces intérêts, le Client sera redevable à la Banque d'une commission de confirmation décomptée trimestriellement et d'avance, au taux de 0,20 % l'an sur le montant du crédit autorisé jusqu'à l'expiration de la période de tirages.

En cas de renonciation totale ou partielle à l'ouverture de crédit, la commission de confirmation perçue restera acquise à la Banque.

La Banque prélèvera les sommes dont le Client sera redevable au titre du présent crédit sur le compte courant du Client dûment approvisionné à cet effet, ainsi qu'il s'y oblige.

Toute somme non payée à son échéance produira intérêts au taux convenu ci-dessus majoré de 2% l'an. Les intérêts produiront eux-mêmes intérêts à ce même taux, pourvu qu'il s'agisse d'intérêts dus pour une année entière.

Le taux effectif global du présent crédit au sens des dispositions des articles L 313-4 et suivants du code Monétaire et Financier (anciennement Loi 93 -949 du 26 Juillet 1993) ne peut être déterminé en raison de ses modalités financières.

Cependant, pour satisfaire aux prescriptions des dispositions précitées, et compte tenu du montant et la durée convenus, l'ensemble des intérêts, frais et commissions qui seront dus à la Banque ressort à un taux de 3,11806 % l'an.

En conséquence; le taux effectif global du présent crédit au sens des dispositions précitées et déterminé conformément à celles-ci est estimé à 3,1547 % l'an.

Il ne tient pas compte :

- des indemnités diverses, intérêts de retard ou autres ci-dessus stipulés et résultant des présentes, pour le cas de non-exécution de celles-ci par le Client, ces frais étant dus et ne devenant exigibles que du fait et de la faute du Client,

- SURVENANCE DE CIRCONSTANCES NOUVELLES

Le présent accord de crédit est conclu sur la base de la réglementation présentement en vigueur, notamment en ce qui concerne les ratios prudentiels et coefficients de réserves obligatoires.

Au cas où interviendrait une loi ou une réglementation nouvelle ou une modification des dispositions réglementaires ou fiscales actuelles, modifiant les termes financiers de ladite opération, au détriment de la Banque, celle-ci en avisera le Client et proposera d'augmenter le taux d'intérêt du crédit afin de rétablir l'économie initiale des rapports contractuels.

A défaut d'accord entre la Banque et le Client dans les 60 jours suivant la notification sur les conditions nouvelles à appliquer au crédit, le crédit sera rendu exigible de plein droit.

ARTICLE 5 - FRAIS A LA CHARGE DU CLIENT :

Sont à la charge du Client qui s'y oblige :

tous frais, droits, honoraires, même non taxables, résultant du présent acte et de ses suites, comme des poursuites que la Banque serait appelée à engager.

tous impôts et taxes quelconques, présents ou à venir, exigibles à l'occasion du présent crédit et de ses suites.

et d'une façon générale, toutes les sommes que la Banque sera amende à débourser au titre du présent crédit.

ARTICLE 6 - EXIGIBILITE ANTICIPEE

La totalité des sommes dues par le Client à la Banque, en raison du présent acte de crédit, deviendra exigible de plein droit si bon semble à la Banque, sans qu'il y ait lieu de remplir aucune formalité judiciaire, dix jours après une mise en demeure faite par simple lettre recommandée, avec accusé de réception, adressée soit par Huissier de Justice, soit par la Banque à la seule volonté de cette dernière, dans l'un ou l'autre des cas suivants :

a) en cas de redressement judiciaire ou de liquidation judiciaire du Client,

b) dans le cas où le Client n'aurait pas payé les intérêts et les commissions afférents au présent crédit, nonobstant tout paiement partiel effectué même postérieurement à la miss en demeure,

c) dissolution ou liquidation amiable du Client,

d) manquement à l'une quelconque des obligations résultant des présentes,

e) utilisation du crédit dans un but non conforme à l'objet social du client,

f) inexactitude dans les déclarations faites au présent contrat,

g) cessation totale ou réduction notable de l'exploitation du Client résultant ou non d'un apport en Société y compris par voie de fusion ou de scission,

h) exclusion par la Banque de France de la signature du client

i) détérioration de la cotation Banque de France,

j) nomination d'un administrateur provisoire ou si le Client se trouvait admis à bénéficier du règlement amiable.

La Banque pourra se prévaloir à tout moment des clauses d'exigibilité prévues au présent contrat, sans que le non-exercice de ses droits implique une renonciation de sa part,

CLAUSE DE L'ACTIONNARIAT DE REFERENCE

La Banque précise que la personne et la solvabilité de l'actionnaire majoritaire du Client, les familles MADAR et BENACIN, est une des conditions essentielles et déterminantes de l'octroi et du maintien du crédit.

Dans l'hypothèse où les familles MADAR et BENACIN venaient à ne plus détenir directement ou indirectement plus de 50% du capital du Client, le Client devra en aviser la Banque dans les huit jours par lettre recommandée avec accusé de réception.

La Banque disposera alors de la faculté purement discrétionnaire de rendre immédiatement et pleinement exigible le crédit dans un délai de 15 jours à compter de la réception de cette information.

Si le Client omet d'informer la Banque des modifications dans la composition de son actionnariat, le crédit sera de plein droit exigible dans sa totalité à compter du jour de la modification avec toutes les conséquences liées à l'exigibilité anticipée du crédit.

ARTICLE 7 - COMMUNICATION A FAIRE A LA BANQUE :

Tant que le Client sera susceptible d'être débiteur en vertu dès présentes, il devra :

1) Remettre à la Banque dès leur établissement, aux dates et dans les termes légaux et statutaires, les copies certifiées conformes de ses bilans annuels, compte de résultat et l'annexe, ainsi que les procès verbaux de ses assemblées ordinaires et extraordinaires ainsi que la situation semestrielle le 30 Septembre de chaque année au plus tard.

2) Informer la Banque, dans un délai de quinze jours de tous les faits susceptibles d'affecter sérieusement l'importance on la valeur de son patrimoine ou d'augmenter sensiblement le volume de ses engagements.

3) Tenir la Banque, au courant en lui fournissant toutes les pièces justificatives nécessaires de toutes modifications statutaires, et ce. dans un délai de quinze jours à compter de l'acte ou de la décision.

4) Informer la Banque de tout fait susceptible d'affecter de façon importante la situation financière du Client.

ARTICLE 8 - DISPOSITIONS DIVERSES :

Le Tribunal de Commerce de Paris est exclusivement compétent à l'égard de tout litige relatif aux présentes et à leurs suites, quelle que soit la partie défenderesse.

Pour l'exécution des présentes et de leurs suites, les parties font élection de domicile en leur siège social respectif tel qu'indiqué en tête des présentes.

Fait à Paris, le 20 10 2003

en deux exemplaires

Mention manuscrite obligatoire : Le signataire devra faire précéder sa signature de la mention suivant écrite de sa main.

"Lu et approuvé, bon pour emprunt à hauteur de EUR 10 000 000,- (dix millions d'euros) dans les termes ci-dessus".

Signature de la Banque

(Signature Indéchiffrable)
Catherine HONGNAT
Sous Directeur

 Rodolphe de KESLING
Sous Directeur

BANQUE OBC-ODIER BUNGENER COURVOISIER
membre du groupe (Indéchiffrable) ABN-AMRO
S.A. au Capital of 60 000 000 EUROS
57, Avenue d'Iéna - 75116 Paris